MUNIYIELD
FLORIDA
INSURED FUND








FUND LOGO








Annual Report

October 31, 1995



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders.

MuniYield Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011







MuniYield Florida Insured Fund


TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Shares of MuniYield Florida Insured Fund earned $0.841 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.55%, based on a month-end net asset value of $15.16 per share. Over the same period, the total investment return on the Fund's Common Shares was +17.91%, based on a change in per share net asset value from $13.70 to $15.16 and assuming reinvestment of $0.842 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Shares was +8.53%, based on a change in per share net asset value from $14.40 to $15.16, and assuming reinvestment of $0.411 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Shares had an average yield of 3.81%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product (GDP) growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities was issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31,1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994, and municipal bond prices rose accordingly. Most tax- exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax- exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
During the year ended October 31, 1995, the municipal bond market was extremely volatile. In the last six months of 1994, interest rates rose dramatically as investors feared a growing economy would ignite inflation. These concerns dissipated in early spring of 1995 with downward revisions to 1994 fourth quarter GDP and moderating concerns over inflation. In this environment, we took a cautious approach during 1994 by attempting to reduce the Fund's exposure to interest rate-sensitive issues. As the market improved in 1995 and we became more constructive for the longer-term outlook for bonds, we began to increase our interest rate exposure.

Looking ahead, we continue to have a long-term constructive outlook for municipal bonds while recognizing that the current impasse over the Federal budget discussions may unsettle investors in the near term. We would view any significant backup in interest rates as a buying opportunity.

During the last six months of the Fund's fiscal year, the Fund's Auction Market Preferred Shares' interest rates have ranged between 3.25%--4.00%, adding a positive benefit to Common Shareholders. As long as this positive yield spread exists, this benefit will continue to accrue to the Fund's Common Shareholders. However, should the yield spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and the yield paid to the Common Shareholder will diminish. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.) In addition, we may experience a temporary increase in short-term interest rates as we approach year-end, since investors in the short-term Florida market often shift their tax-exempt investments into taxable Treasury bills at this time. If this occurs, it is expected to be temporary, and the normal market conditions should resume after January 1.

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Insured
Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Robert H. Moore III)
Robert H. Moore III
Portfolio Manager



November 30, 1995

We are pleased to announce that Robert H. Moore III is responsible for the day-to-day management of MuniYield Florida Insured Fund. Mr. Moore has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Vice President and Portfolio Manager. Prior thereto, he was employed by Society Asset Management as Vice President and Portfolio Man-ager from 1993 to 1994. From 1989 to 1993, he was Vice President and Portfolio Manager at Ameritrust Trust Department.






PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield
Florida Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                     Shares               Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:      Edward H. Meyer                    7,865,722                179,870
                                                Jack B. Sunderland                 7,871,459                174,133
                                                J. Thomas Touchton                 7,873,359                172,233
                                                Arthur Zeikel                      7,871,359                174,233


                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For         Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                        7,867,153         36,011         142,428

During the six-month period ended October 31, 1995, MuniYield
Florida Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:      Donald Cecil                         2,131                     0
                                                M. Colyer Crum                       2,131                     0
                                                Edward H. Meyer                      2,131                     0
                                                Jack B. Sunderland                   2,131                     0
                                                J. Thomas Touchton                   2,131                     0
                                                Arthur Zeikel                        2,131                     0


                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For         Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                          2,131             0               0




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.





PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's   Face                                                                                              Value
Ratings  Ratings  Amount                                 Issue                                                     (Note 1a)

Florida--102.3%
AAA      Aaa     $ 2,500   Arcadia, Florida, Dedicated Pool, Local Government Revenue Refunding Bonds,
                           5.25% due 12/01/2015 (b)                                                                $  2,389

AAA      Aaa       3,000   Boynton Beach, Florida, Utility System Revenue Refunding Bonds, 6.25% due
                           11/01/2020 (b)                                                                             3,139

AAA      Aaa       3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                           10/01/2024 (a)                                                                             3,191

AAA      Aaa       2,750   Charlotte County, Florida, Utility Revenue Refunding Bonds, 5.25% due
                           10/01/2021 (b)                                                                             2,601

                           Citrus County, Florida, PCR, Refunding (Florida Power Corp.-Crystal River) (d):
AAA      Aaa       2,000     Series A, 6.625% due 1/01/2027                                                           2,151
AAA      Aaa       6,500     Series B, 6.35% due 2/01/2022                                                            6,833

AAA      Aaa       3,165   Coral Springs, Florida, Improvement District, Water and Sewer Revenue Bonds, UT,
                           Series C, 7.60% due 12/01/1999 (d)(e)                                                      3,613

                           Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (d):
AAA      Aaa       1,750     6.55% due 10/01/2013                                                                     1,865
AAA      Aaa       8,750     6.60% due 10/01/2022                                                                     9,281

AAA      Aaa       4,500   Dade County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                           (Baptist Hospital of Miami Project), Series A, 5.75% due 5/01/2021 (d)(h)                  4,522

AA-      VMIG1++   5,000   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds (Florida
                           Power & Light Co. Project), VRDN, 3.90% due 6/01/2021 (f)                                  5,000

AAA      Aaa       7,500   Dade County, Florida, Seaport Revenue Bonds, UT, 6.50% due 10/01/2026 (a)                  8,015

AAA      Aaa       5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-
                           County Program), AMT, 7% due 4/01/2028 (g)                                                 5,336

NR*      Aaa       1,940   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                           3/01/2022 (h)                                                                              2,075

                           Florida HFA, Revenue Bonds (Brittany Rosemont Apartments), AMT (a):
AAA      Aaa       1,150     Series C-1, 6.75% due 8/01/2014                                                          1,215
AAA      Aaa       1,225     Series G-1, 6.15% due 7/01/2025                                                          1,226
AAA      Aaa       1,350     Series G-1, 6.25% due 7/01/2035                                                          1,351

AAA      Aaa       2,000   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds, 5.25% due
                           9/01/2021 (a)                                                                              1,892

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's   Face                                                                                              Value
Ratings  Ratings  Amount                                 Issue                                                     (Note 1a)

Florida (continued)
                           Florida State Board of Education, Public Education Revenue Bonds
                           (Capital Outlay):
AA       Aa      $ 3,000     Refunding, Series A, 7.25% due 6/01/2023                                              $  3,355
AA       Aa        2,000     Series A, 6.75% due 6/01/2001 (e)                                                        2,241
AAA      Aaa       7,600     Series C, 5.50% due 6/01/2023 (d)                                                        7,452

AAA      Aaa       1,790   Florida State Division, Board of Finance, Department of General Services
                           Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A,
                           6.75% due 7/01/2013 (a)                                                                    1,958

AAA      Aaa       4,500   Florida State Municipal Power Agency, Revenue Refunding Bonds (Saint Lucie
                           Project), 5.25% due 10/01/2021 (b)                                                         4,251

AAA      Aaa       5,100   Fort Pierce, Florida, Utilities Authority, Revenue Refunding Bonds, 5.25%
                           due 10/01/2016 (a)                                                                         4,869

AA       Aa        4,800   Gainesville, Florida, Utilities System Revenue Bonds, Series B, 6.50% due
                           10/01/2013                                                                                 5,358

AAA      Aaa       5,000   Hillsborough County, Florida, Criminal Justice Facilities, Revenue Refunding
                           Bonds (Capital Improvement Program), 5.125% due 8/01/2014 (b)                              4,737

AAA      Aaa       1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System-J.
                           Knox Village), 6.375% due 12/01/2012 (d)                                                   1,059

AAA      Aaa       2,860   Indian River County, Florida, Water and Sewer Revenue Refunding Bonds, Series A,
                           5.25% due 9/01/2020 (b)                                                                    2,708

AAA      Aaa       3,250   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due
                           10/01/2013 (a)                                                                             3,503

AAA      Aaa      10,750   Kissimmee, Florida, Utility Authority Electric System, Revenue Refunding and
                           Improvement Bonds, 5.50% due 10/01/2015 (b)                                               10,596

AAA      Aaa       1,920   Lee County, Florida, Capital Improvement and Transportation Facilities, Revenue
                           Refunding Bonds, Series A, 5.55% due 10/01/2018 (d)                                        1,895

                           Lee County, Florida, Transportation Facilities Revenue Bonds (d):
AAA      Aaa       3,500     5.75% due 10/01/2022                                                                     3,509
AAA      Aaa      10,650     5.75% due 10/01/2027                                                                    10,677

AAA      Aaa       1,000   Marion County, Florida, Hospital District, Revenue Refunding Bonds (Monroe
                           Regional Medical Center), 6.25% due 10/01/2012 (b)                                         1,052

A1+      VMIG1++   1,100   Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project),
                           VRDN, 4% due 9/01/2024 (f)                                                                 1,100

AAA      Aaa       2,515   North Miami Beach, Florida, UT, 6.30% due 2/01/2024 (b)                                    2,649

AAA      Aaa       2,500   Okeechobee, Florida, Utility Authority, Utility System Acquisition and
                           Improvement Revenue Refunding Bonds, 5.60% due 10/01/2025 (d)                              2,478

AAA      Aaa       1,650   Orange County, Florida, Sales Tax Revenue Bonds, Series B, 5.375% due 1/01/2024 (b)        1,586

                           Orange County, Florida, Tourist Development Tax Revenue Bonds (a):
AAA      Aaa       1,000     Refunding, Series A, 6.50% due 10/01/2010                                                1,093
AAA      Aaa       7,815     Series B, 6.50% due 10/01/2019                                                           8,399

AA-      Aa        2,000   Orlando, Florida, Utilities Commission, Water and Electric Revenue Refunding
                           Bonds, Sub-Series D, 6.75% due 10/01/2017                                                  2,313

AAA      Aaa       3,750   Osceola County, Florida, School Board COP, Series A, 5.25% due 6/01/2015 (a)               3,578

AAA      Aaa       1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                           due 6/01/2015 (b)                                                                          1,811

AAA      Aaa       2,000   Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding and
                           Improvement Bonds, 6.25% due 12/01/2008 (d)                                                2,177

NR*      VMIG1++     200   Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN,
                           4% due 10/01/2011 (f)                                                                        200




SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
S&P      Moody's   Face                                                                                              Value
Ratings  Ratings  Amount                                 Issue                                                     (Note 1a)

Florida (concluded)
A1       VMIG1++ $ 2,550   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                           (Pooled Hospital Loan Program), DATES, 4% due 12/01/2015 (f)                            $  2,550

AAA      Aaa       3,550   Reedy Creek, Florida, Improvement District, Florida Utilities Revenue Bonds,
                           Series 1991-1, 6.50% due 10/01/2001 (d)(e)                                                 3,966

A1+      VMIG1++   2,500   Saint Lucie County, Florida, PCR, Refunding (Florida Power & Lighting Co.
                           Project), VRDN, 4% due 1/01/2026 (f)                                                       2,500

AAA      Aaa       3,000   Saint Petersburg, Florida, Excise Tax Revenue Refunding Bonds, 5% due
                           10/01/2016 (b)                                                                             2,787

AAA      Aaa       3,000   Saint Petersburg, Florida, Health Facilities Authority, Hospital Revenue
                           Bonds (Allegany Health System), Series A, 7% due 12/01/2015 (d)                            3,329

AAA      Aaa       2,905   Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due
                           10/01/2022 (b)                                                                             3,116

AAA      Aaa       4,500   South Broward Hospital District, Florida, Hospital Revenue Bonds, 6.611%
                           due 5/13/2021 (a)                                                                          4,750

AAA      Aaa       4,500   Vero Beach, Florida, Electric Revenue Refunding Bonds, Series A, 5.375% due
                           12/01/2021 (d)                                                                             4,332

AAA      Aaa       1,300   Volusia County, Florida, School Board COP, Refunding (Florida Lease Program),
                           5.375% due 8/01/2011 (c)                                                                   1,283

Total Investments (Cost--$181,354)--102.3%                                                                          190,912

Liabilities in Excess of Other Assets--(2.3%)                                                                        (4,355)
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $186,557
                                                                                                                   ========



(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(g)GNMA/FNMA Collateralized.
(h)Escrowed to Maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.



See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$181,354,040) (Note 1a)                         $190,911,752
                    Cash                                                                                          89,320
                    Receivables:
                      Securities sold                                                      $  2,834,425
                      Interest receivable                                                     2,004,565        4,838,990
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      15,748
                    Prepaid expenses and other assets                                                              6,753
                                                                                                            ------------
                    Total assets                                                                             195,862,563
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    9,073,995
                      Dividends to shareholders (Note 1f)                                        90,071
                      Investment adviser (Note 2)                                                81,391        9,245,457
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        59,853
                                                                                                            ------------
                    Total liabilities                                                                          9,305,310
                                                                                                            ------------

Net Assets:         Net assets                                                                              $186,557,253
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.10 per share (2,400 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 60,000,000
                      Common Shares, par value $.10 per share (8,350,463 shares
                      issued and outstanding)                                              $    835,046
                    Paid-in capital in excess of par                                        116,287,758
                    Undistributed investment income--net                                        894,087
                    Accumulated realized capital losses on investments--net                  (1,017,350)
                    Unrealized appreciation on investments--net                               9,557,712
                                                                                           ------------
                    Total--Equivalent to $15.16 net asset value per Common Share
                    (market price--$13.50)                                                                   126,557,253
                                                                                                            ------------
                    Total capital                                                                           $186,557,253
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                     For the Year Ended October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 10,680,200
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    902,275
                    Commission fees (Note 4)                                                    176,864
                    Professional fees                                                            74,269
                    Printing and shareholder reports                                             41,326
                    Transfer agent fees                                                          36,087
                    Accounting services (Note 2)                                                 33,872
                    Trustees' fees and expenses                                                  22,682
                    Listing fees                                                                 16,522
                    Custodian fees                                                               13,231
                    Pricing fees                                                                  8,249
                    Amortization of organization expenses (Note 1e)                               7,863
                    Other                                                                        12,784
                                                                                           ------------
                    Total expenses                                                                             1,346,024
                                                                                                            ------------
                    Investment income--net                                                                     9,334,176
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                            315,997
ized Gain on        Change in unrealized appreciation/depreciation on investments--net                        11,706,927
Investments--Net                                                                                            ------------
(Notes 1b, 1d       Net Increase in Net Assets Resulting from Operations                                    $ 21,357,100
& 3):                                                                                                       ============

Statements of Changes in Net Assets
                                                                                            For the Year Ended Oct. 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $  9,334,176     $  9,351,648
                    Realized gain (loss) on investments--net                                    315,997      (1,332,942)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         11,706,927      (21,049,768)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          21,357,100      (13,031,062)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (7,021,495)      (7,555,066)
Shareholders          Preferred Shares                                                       (2,218,860)      (1,651,536)
(Note 1f):          Realized gain on investments--net:
                      Common Shares                                                                  --       (1,286,814)
                      Preferred Shares                                                               --         (264,972)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,240,355)     (10,758,388)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends and distributions                                                   --          332,295
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance
                    of Preferred Shares                                                              --          (10,500)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                     --          321,795
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  12,116,745      (23,467,655)
                    Beginning of year                                                       174,440,508      197,908,163
                                                                                           ------------     ------------
                    End of year*                                                           $186,557,253     $174,440,508
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $    894,087     $    799,865
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 30
from information provided in the financial statements.                            For the Year Ended           1992++ to
                                                                                      October 31,               Oct. 31,
Increase (Decrease) in Net Asset Value:                                      1995        1994          1993       1992
Per Share           Net asset value, beginning of period                   $  13.70    $  16.56     $  14.14    $  14.18
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                     1.12        1.13         1.12          --
                    Realized and unrealized gain (loss) on
                    investments--net                                           1.45       (2.70)        2.48          --
                                                                           --------    --------     --------    --------
                    Total from investment operations                           2.57       (1.57)        3.60          --
                                                                           --------    --------     --------    --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                                   (.84)       (.91)        (.85)         --
                      Realized gain on investments--net                          --        (.15)          --          --
                                                                           --------    --------     --------    --------
                    Total dividends and distributions to Common
                    Shareholders                                               (.84)      (1.06)        (.85)         --
                                                                           --------    --------     --------    --------
                    Capital charge resulting from issuance of
                    Common Shares                                                --          --           --        (.04)
                                                                           --------    --------     --------    --------
                    Effect of Preferred Share activity:++++
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                                 (.27)       (.20)        (.19)         --
                        Realized gain on investments--net                        --        (.03)          --          --
                      Capital charge resulting from issuance of
                      Preferred Shares                                           --          --         (.14)         --
                                                                           --------    --------     --------    --------
                    Total effect of Preferred Share activity                   (.27)       (.23)        (.33)         --
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  15.16    $  13.70     $  16.56    $  14.14
                                                                           ========    ========     ========    ========
                    Market price per share, end of period                  $  13.50    $ 11.375     $ 16.875    $  15.00
                                                                           ========    ========     ========    ========

Total Investment    Based on market price per share                          26.46%     (27.46%)      18.78%        .00%+++
Return:**                                                                  ========    ========     ========    ========
                    Based on net asset value per share                       17.91%     (10.98%)      23.65%       (.28%)+++
                                                                           ========    ========     ========    ========

Ratios to           Expenses, net of reimbursement                             .75%        .75%         .66%         --%*
Average                                                                    ========    ========     ========    ========
Net Assets:***      Expenses                                                   .75%        .75%         .72%         --%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    5.18%       4.99%        5.09%         --%*
                                                                           ========    ========     ========    ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                               $126,557    $114,441     $137,908    $116,199
                                                                           ========    ========     ========    ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                         $ 60,000    $ 60,000     $ 60,000    $     --
                                                                           ========    ========     ========    ========
                    Portfolio turnover                                      107.90%      51.81%       18.51%        .00%
                                                                           ========    ========     ========    ========

Dividends Per       Investment income--net                                 $    925    $    688     $    662    $     --
Share on
Preferred Shares
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Shares were issued on November 19, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees of the Fund.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Shares were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $401 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $189,648,889 and $184,252,048, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments            $  2,629,916   $  9,557,712
Financial futures contracts        (2,313,919)            --
                                 ------------   ------------
Total                            $    315,997   $  9,557,712
                                 ============   ============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $9,557,712, of which $9,570,306 related to appreciated securities and $12,594 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $181,354,040.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of capital shares, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
For the year ended October 31, 1995, shares issued and outstanding remained constant at 8,350,463. At October 31, 1995, total paid-in capital amounted to $117,122,804.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.84%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $6,312.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $89,565 as commissions.

5. Subsequent Event:
On November 13, 1995, the Fund's Board of Trustees declared an ordinary income dividend to Common shareholders in the amount of $0.072398 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
MuniYield Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Insured Fund as of October 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 30, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield Florida Insured Fund during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.





PER SHARE INFORMATION (unaudited)

Per Share Selected Quarterly Financial Data*
                                                                                        Dividends/Distributions
                                        Net       Realized    Unrealized
                                     Investment    Gains        Gains        Net Investment Income       Capital Gains
For the Quarter                        Income     (Losses)     (Losses)       Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.29        $ .16       $  .02         $.24         $.03       $.15          $.03
February 1, 1994 to April 30, 1994       .27          .08        (2.13)         .22          .05        --            --
May 1, 1994 to July 31, 1994             .28         (.06)         .29          .23          .06        --            --
August 1, 1994 to October 31, 1994       .29         (.35)        (.71)         .22          .06        --            --
November 1, 1994 to January 31, 1995     .28         (.21)         .76          .22          .04        --            --
February 1, 1995 to April 30, 1995       .27          .17         (.01)         .21          .09        --            --
May 1, 1995 to July 31, 1995             .29          .21          --           .20          .07        --            --
August 1, 1995 to October 31, 1995       .28         (.13)         .66          .21          .07        --            --

                                                     Net Asset Value                    Market Price**
For the Quarter                                   High              Low              High             Low         Volume***
November 1, 1993 to January 31, 1994             $16.57           $15.99           $16.75           $15.75           662
February 1, 1994 to April 30, 1994                16.51            13.88            16.50            13.75           778
May 1, 1994 to July 31, 1994                      15.23            14.14            14.50            13.25           748
August 1, 1994 to October 31, 1994                14.78            13.70            13.875           11.125          895
November 1, 1994 to January 31, 1995              14.26            12.55            13.375           10.375        1,736
February 1, 1995 to April 30, 1995                14.82            14.27            13.75            12.875          587
May 1, 1995 to July 31, 1995                      15.50            14.37            14.00            12.875          678
August 1, 1995 to October 31, 1995                15.25            14.32            13.875           12.75           813

  *Calculations are based upon Common Shares outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MFT